UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
October 30, 2024

Blue Dolphin Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, TX 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BDCO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Blue Dolphin Services Co. (“BDSC”), a wholly owned subsidiary of Blue Dolphin Energy Company (“Blue Dolphin”), maintains an office lease in Houston, Texas.  On August 31, 2024, the fifth amendment to the office lease between BDSC and TR 801 Travis LLC expired. On October 30, 2024, BDSC signed a new 24-month lease extension, the sixth amendment, with the lessor named therein (the “Lessor”). The sixth amendment has an effective date of September 1, 2024.

Under the sixth amendment, months 1 (September 2024) and 2 (October 2024) cover the holdover period wherein management negotiated the lease with Lessor. During the holdover period, BDSC was not subject to a holdover rate but paid the expiring rate under the fifth amendment to the office lease of $30.00 per square foot. During months 3 through 12, which began on November 1, 2024, Lessor reduced the annual base rent to $29.00 per square foot.  During months 13 through 24 the annual base rent will increase to $30.00 per square foot. As additional rent, BDSC will pay a proportionate share of basic building costs (e.g., utilities) up to a maximum of $1,500 per month.  BDSC will also receive an improvement allowance of $1.50 per square foot. However, the improvement allowance will expire six months from the lease signing date. The total rental area under the sixth amendment is 9,961 square feet, an increase of 2,268 square feet to accommodate additional personnel.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Sixth Amendment to Lease dated October 30, 2024 and effective September 1, 2024 by and between Blue Dolphin Services Co. and Lessor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         November 5, 2024

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer, President, Secretary and Assistant Treasurer (Principal Executive Officer)

Exhibit Index

10.1	Sixth Amendment to Lease dated October 30, 2024 and effective September 1, 2024 by and between Blue Dolphin Services Co. and Lessor.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)